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                        ARPEGGIO ACQUISITION CORPORATION




                                                     ______________, 2004

Crescendo Advisors II LLC
10 East 53rd Street, 36th Floor
New York, New York 10022

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Arpeggio Acquisition Corporation ("ARPC") and continuing until the consummation by ARPC of a "Business Combination" (as described in ARPC's IPO prospectus), Crescendo Advisors II LLC shall make available to ARPC certain office and secretarial services as may be required by ARPC from time to time, situated at 10 East 53rd Street, 36th Floor, New York, New York 10022. In exchange therefore, ARPC shall pay Crescendo Advisors II LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.


                                    Very truly yours,


                                    ARPEGGIO ACQUISITION CORPORATION




                                    By:      ________________________________
                                             Name:    Eric S. Rosenfeld
                                             Title:   Chairman of the Board

AGREED TO AND ACCEPTED BY:

CRESCENDO ADVISORS II LLC


By:      _________________
         Name:
         Title: